UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2009
PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32681	72-1440714

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana	70508

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (337) 232-7028
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On September 30, 2009, PetroQuest Energy, Inc., a Delaware corporation (the “Company”), PetroQuest Energy, L.L.C. and TDC Energy LLC entered into the Second Amendment to Credit Agreement (the “Second Amendment”), which amends the Credit Agreement dated as of October 2, 2008, as amended by the First Amendment to Credit Agreement dated as of March 24, 2009 (collectively, the “Credit Agreement”), with JPMorgan Chase Bank, N.A., Calyon New York Branch, Bank of America, N.A., Wells Fargo Bank, N.A. and Whitney National Bank. Pursuant to the Second Amendment, the Borrowing Base (as defined in the Credit Agreement), was decreased from $130 million to $100 million effective October 1, 2009. The Borrowing Base is based upon the valuation as of January 1 and July 1 of each year of the reserves attributable to the Company’s oil and gas properties and other credit factors deemed relevant by the lenders. The next Borrowing Base re-determination is scheduled to occur by March 31, 2010; however, the Company or the lenders may request two additional borrowing base re-determinations each year. As of September 30, 2009, the Company had $100 million of borrowings outstanding on the revolving credit facility, and was in compliance with the financial covenants under the Credit Agreement. The Company estimates that its cash balance as of September 30, 2009 was approximately $80 million.
The Second Amendment deleted an affirmative covenant requiring the Company to maintain at all times Liquidity (as defined in the Credit Agreement) of at least $10,000,000. The Second Amendment also modified the negative covenant regarding the Sale of Properties to remove the requirement that the consideration received for certain permissible sales or other dispositions of Oil and Gas Property (as defined in the Credit Agreement) consist only of cash and to specifically provide that such consideration could consist of asset exchanges pursuant to Section 1031 of Internal Revenue Code of 1986, as amended.
The foregoing description of the Second Amendment is not complete and is qualified by reference to the complete document, which is attached hereto as Exhibit 10.1 to this Form 8-K, and is incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
On October 1, 2009, the Company issued a press release updating its borrowing base (as set forth in the Second Amendment), increasing third quarter 2009 production guidance and updating operating activities and hedging transactions. The press release is filed as Exhibit 99.1 to this Form 8-K, and is incorporated herein by reference.
In accordance with General Instructions B.2 and B.6 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

10.1
Second Amendment to Credit Agreement dated as of September 30, 2009, among PetroQuest Energy, Inc., PetroQuest Energy, L.L.C., TDC Energy LLC, JPMorgan Chase Bank, N.A., Calyon New York Branch, Bank of America, N.A., Wells Fargo Bank, N.A. and Whitney National Bank.

99.1	Press Release dated October 1, 2009.
[Signature page follows]

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 1, 2009

PETROQUEST ENERGY, INC.
/s/ J. Bond Clement
J. Bond Clement
Senior Vice President — Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1
Second Amendment to Credit Agreement dated as of September 30, 2009, among PetroQuest Energy, Inc., PetroQuest Energy, L.L.C., TDC Energy LLC, JPMorgan Chase Bank, N.A., Calyon New York Branch, Bank of America, N.A., Wells Fargo Bank, N.A. and Whitney National Bank.

99.1	Press Release dated October 1, 2009.